UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                  Date of Earliest Event Reported: June 5, 2003
                           Commission File No. 1-8968



                         ANADARKO PETROLEUM CORPORATION
            1201 Lake Robbins Drive, The Woodlands, Texas 77380-1046
                                 (832) 636-1000

        Incorporated in the                       Employer Identification
        State of Delaware                         No. 76-0146568



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Item 7c. Exhibits

99 Anadarko Press Release, dated June 5, 2003 - Anadarko Updates Guidance for
   Production & Earnings

Item 9. Regulation FD Disclosure

On June 5, 2003, Anadarko Petroleum Corporation updated its guidance for production and earnings. The press release is included in this report as
Exhibit 99.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

                                                ANADARKO PETROLEUM CORPORATION
                                                          (Registrant)


June 5, 2003                                    By: /s/ Diane L. Dickey
                                                   ---------------------------
                                                   Diane L. Dickey - Vice
                                                   President and Controller